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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2002 (May 8, 2002)

Ballantyne of Omaha, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13906 (Commission File Number)	47-0587703 (IRS Employer Identification No.)
4350 McKinley Street, Omaha, Nebraska (Address of principal executive offices)	68112 (Zip Code)

Registrant's telephone number, including area code: 402.453.4444

Item 5. Other Events and Regulation FD Disclosure.

        The press release attached hereto as Exhibit 1 is incorporated by reference.

Item 7. Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibit 1—Press release dated May 9, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.
Date: May 9, 2002	By:	/s/ JOHN WILMERS Name: John Wilmers Title: President and Chief Executive Officer

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES